Income Taxes	12 Months Ended
Sep. 30, 2017
Income Taxes [Abstract]
Income Tax Disclosure [Text Block]
9.	Income Taxes

The breakdown of loss before income tax by jurisdiction is as follows:

	Years Ended
	September 30,	September 30,	September 30,
	2017	2016	2015

U.S.	$(4,540,094)	$(4,001,206)	$(3,258,355)
Canadian	(464,990)	(1,026,520)	405,203
Other foreign	(24,764)	8,846	46,923

Total Loss Before Income Tax	$(5,029,848)	$(5,018,880)	$(2,806,229)

Deferred income tax assets and liabilities of the Company are as follows:

	September 30, 2017	September 30, 2016	September 30, 2015

Deferred income tax assets:
Non-capital loss carry-forwards	$12,164,100	$10,000,000	$8,028,900
Research and development tax credits	947,300	808,000	716,400
Deferred expenses	34,300	70,000	82,900
Property, plant and equipment	2,200	400	1,700
Share issuance costs	142,600	207,200	67,800
Deferred income tax liabilities:
U.S. federal benefit net of state taxes	(923,700)	(764,500)	(628,800)
Valuation allowance	(12,366,800)	(10,321,100)	(8,268,900)

Net deferred income tax asset (liability)	$-	$-	$-

Realization of the deferred tax assets is dependent upon the generation of future taxable income, the amount and timing of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance.

As of September 30, 2017, the Company had federal net operating loss (NOL) carryforwards of approximately $25.3 million expiring 2030 through 2037, California NOL carryforwards of approximately $25.0 million expiring 2018 through 2037, and Canadian federal and provincial NOL carryforwards of approximately CDN$6.8 million expiring 2028 through 2037. Portions of these NOL carryforwards may be used to offset future taxable income, if any.

As of September 30, 2017, the Company also has federal and California research and development tax credit carryforwards of approximately $0.45 million and $0.50 million, respectively, available to offset future taxes. The federal credits begin expiring in 2030 and continue expiring through 2037. The state tax credits do not expire.

Under the provisions of Section 382 of the Internal Revenue Code, substantial changes in the Company's ownership limit the amount of net operating loss carryforwards and tax credit carryforwards that can be utilized annually in the future to offset taxable income. A valuation allowance has been established to reserve the potential benefits of these carryforwards in the Company's consolidated financial statements to reflect the uncertainty of future taxable income required to utilize available tax loss carryforwards and other deferred tax assets.

The recovery of income taxes shown in the consolidated statements of operations differs from the amounts obtained by applying statutory rates to the loss before provision for income taxes due to the following:

	September 30, 2017	September 30, 2016	September 30, 2015

Combined Canadian federal and provincial tax rates	26.0%	26.0%	26.0%

Expected income tax (recovery)/expense	$(1,307,800)	$(1,304,900)	$(729,600)

Nondeductible share-based payments	30,000	(67,400)	69,500
Nondeductible change in fair value of warrant liability	-	(55,100)	(554,100)
Effect of higher income tax rate in U.S.	(624,400)	(550,600)	(445,800)
Foreign currency differences	(42,200)	20,000	169,900
Other	(174,500)	(2,800)	(43,300)
Change in valuation allowance on deferred tax assets	2,119,700	1,968,000	1,570,200

Income tax expense	$800	$7,200	$36,800

The components of income tax provision (benefits) are as follows:

	September 30, 2017	September 30, 2016	September 30, 2015

Current tax provision
U.S. federal	$-	$-	$-
Canadian	-	-	-
Other foreign	-	6,400	36,000
State	800	800	800

Deferred tax provision
U.S. federal	(1,447,100)	(1,265,700)	(1,032,200)
Canadian	(199,100)	(303,300)	(209,300)
Other foreign	(5,200)	-	-
State	(468,300)	(399,000)	(328,700)

Change in valuation allowance on deferred tax assets	2,119,700	1,968,000	1,570,200

Total	$800	$7,200	$36,800